                                POWER OF ATTORNEY

         We, the undersigned Trustees and/or officers of Schroder Capital Funds (Delaware), hereby severally constitute and appoint Catherine A. Mazza, Carin F. Muhlbaum and Alan M. Mandel as his or her true and lawful attorneys, with full power to each of them individually, to sign for us, and in our name and in the capacities indicated below, the Registration Statement of Schroder Capital Funds (Delaware) on Form N-14 relating to the proposed merger of the Schroder Small Capitalization Value Fund series of Schroder Series Trust with and into the Schroder U.S. Opportunities Fund series of Schroder Capital Funds (Delaware) (the "Registration Statement"), and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name                                  Capacity                    Date
----                                  --------                    ----

                                      Trustee                   ________, 2004
-----------------------               and Chairman
Peter L. Clark

                                      Trustee                   ________, 2004
-----------------------
David N. Dinkins

                                      Trustee                   ________, 2004
-----------------------
Peter E. Guernsey

                                      Trustee                   ________, 2004
-----------------------
John I. Howell

                                      Trustee                   ________, 2004
-----------------------
Peter S. Knight

/s/ MARK HEMENETZ                     President                 May 12, 2004
--------------------
Mark Hemenetz

                                      Trustee                   ________, 2004
-----------------------
William L. Means

                                      Trustee                   ________, 2004
-----------------------
Clarence F. Michalis

                                      Trustee                   ________, 2004
-----------------------
Hermann C. Schwab

                                      Trustee                   ________, 2004
-----------------------
James D. Vaughn

/s/ ALAN M. MANDEL                  Treasurer and               May 12, 2004
---------------------               Chief Accounting
Alan M. Mandel                      and Financial Officer